-------------------------------------------------------------------------------



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


-------------------------------------------------------------------------------




                                    FORM 8-K


-------------------------------------------------------------------------------




                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 6, 2009


-------------------------------------------------------------------------------




                            SPRINT NEXTEL CORPORATION
             (Exact name of Registrant as specified in its charter)


-------------------------------------------------------------------------------





          Kansas                     1-04721                 48-0457967
 (State of Incorporation)    (Commission File Number)     (I.R.S. Employer
                                                          Identification No.)



     6200 Sprint Parkway, Overland Park, Kansas                 66251
      (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code (800) 829-0965


          (Former name or former address, if changed since last report)


-------------------------------------------------------------------------------




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



-------------------------------------------------------------------------------

-------------------------------------------------------------------------------



Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On November 6, 2009, Sprint Nextel Corporation ("Sprint Nextel") announced that Ryan H. Siurek, 38, has been appointed as Vice President, Controller of Sprint Nextel effective November 6, 2009. Mr. Siurek will also serve as the principal accounting officer.

Mr. Siurek served as Vice President, Assistant Controller of Sprint Nextel from January 2009 through November 5, 2009. Prior to joining Sprint Nextel, Mr. Siurek worked for LyondellBasell Industries, a chemical manufacturing company, from January 2004 through January 2009, where he held various positions, including Director - Risk Management and Global Shared Services from September 2008 through January 2009, European Controller from July 2007 through August 2008, and Senior Manager of Technical Accounting from January 2004 through June 2007.

On October 28, 2009, Sprint Nextel entered into an agreement with Mr. Siurek that provides for changes to his annual compensation effective upon the appointment on November 6, 2009, including an increase in his (i) base salary of $20,000; (ii) Short-Term Incentive Plan target opportunity of $20,250; and (iii) Long-Term Incentive Plan target opportunity of $150,000.

-------------------------------------------------------------------------------





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SPRINT NEXTEL CORPORATION



Date: November 6, 2009                        /s/ Timothy O'Grady
                                        By:   Timothy O'Grady
                                              Assistant Secretary